Exhibit 99.1

For Immediate Release

For more information:

Jefferson Harralson

Chief Financial Officer

(864) 240-6208

Jefferson_Harralson@ucbi.com

UNITED COMMUNITY BANKS, INC. AND PROGRESS FINANCIAL CORPORATION

ANNOUNCE MERGER AGREEMENT

Expanding Further into Attractive Southeastern Markets

GREENVILLE, SC and HUNTSVILLE, AL – May 4, 2022 – United Community Banks, Inc. (NASDAQGS: UCBI) (“United”) and Progress Financial Corporation (“Progress”) announced today the execution of a definitive merger agreement pursuant to which United will acquire Progress, and its wholly-owned subsidiary, Progress Bank & Trust (the “Merger”), in an all-stock transaction with an aggregate value of approximately $271.5 million, or $23.52 per share of Progress common stock, based on United’s closing stock price of $30.55 as of May 3, 2022.

Progress is headquartered in Huntsville, Alabama, and operates 14 offices in high-growth, southeastern markets, including, Huntsville, Birmingham, Daphne and Tuscaloosa in Alabama and the Florida Panhandle. As of March 31, 2022, Progress had total assets of $1.9 billion, total loans of $1.3 billion, and total deposits of $1.7 billion. In addition to traditional banking products, Progress offers wealth management and private banking through Progress Financial Services, a division of Progress Bank, with approximately $1.2 billion in assets under management. Led by President and Chief Executive Officer David Nast, and supported by an experienced management team, Progress has focused on organic growth by hiring and developing skilled commercial and mortgage banking teams in its markets of operation. During its expansion across Alabama and Florida, Progress has emphasized a strong credit culture as demonstrated by its history of minimal charge-offs.

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“We believe Progress and United to be a great cultural fit and are excited to join forces in Alabama and the Florida panhandle. Progress bankers and their customers will benefit from the expanded products and resources that we are able to bring to the table,” said Lynn Harton, Chairman and Chief Executive Officer of United. “Our M&A focus has continued to be on high-growth markets in the Southeast with attractive demographics and strong in-migration. Progress’ footprint will complement our existing markets and be accretive to our franchise value. We have been investing in Birmingham over the past several years and have SBA and Senior Care teams already in place. I spent several years as a banker in these markets and know well the potential they represent. I am looking forward to bringing Progress into the United team.”

David Nast, President and Chief Executive Officer of Progress, stated, “I would like to thank the dedicated employees of Progress that have elevated our franchise over the past several years to one of the best performing banks in our region. I am proud of the company we have built together and believe that a partnership with United represents an excellent opportunity for us to continue to serve our customers at the highest level. We also greatly value United’s commitment to communities because that has always been a big part of our Progress culture.”

Under the terms of the merger agreement, Progress shareholders will receive 0.77 shares of United common stock for each share of Progress common stock outstanding. The Merger is expected to be accretive to United’s earnings per share, excluding transaction costs, by approximately $0.07 per share, or 2.0% in 2023. The estimated transaction returns are consistent with United’s stated acquisition criteria pertaining to tangible book value and targeted internal rates of return. The merger agreement was unanimously approved by the boards of directors of Progress and United. The Merger is expected to be completed in the fourth quarter of 2022 and is subject to customary conditions, including regulatory approval as well as the approval of Progress’s shareholders.

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Piper Sandler & Co. acted as financial advisor to United, and Nelson Mullins Riley & Scarborough LLP served as United’s legal advisor. Stephens Inc. served as financial advisor to Progress, and Maynard Cooper Gale served as Progress’ legal advisor.

About this Transaction

This press release and an accompanying slide presentation may be accessed from United’s Form 8-K filings with the Securities and Exchange Commission (the "SEC"), or at www.ucbi.com or www.myprogressbank.com.

About United Community Banks, Inc.

United Community Banks, Inc. (NASDAQGS: UCBI) provides a full range of banking, wealth management and mortgage services for relationship-oriented consumers and business owners. The company, known as “The Bank That SERVICE Built,” has been recognized nationally for delivering award-winning service. At March 31, 2022, United had $24.4 billion in assets and 198 offices in Florida, Georgia, North Carolina, South Carolina and Tennessee, along with a national SBA lending franchise and a national equipment lending subsidiary. In 2022, J.D. Power ranked United highest in customer satisfaction with consumer banking in the Southeast, marking eight out of the last nine years United earned the coveted award. United was also named one of the "Best Banks to Work For" by American Banker in 2021 for the fifth consecutive year based on employee satisfaction. Forbes recognized United as one of the top ten World’s Best Banks in 2022. Forbes also included United on its 2022 list of the 100 Best Banks in America for the ninth consecutive year. United also received ten (10) Greenwich Excellence Awards in 2021 for excellence in Small Business Banking and Middle Market Banking, including national awards for Overall Satisfaction and Likelihood to Recommend. Additional information about United can be found at www.ucbi.com.

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About Progress Financial Corporation

Progress Financial Corporation is a Huntsville, Alabama-based financial holding company which, through its wholly-owned subsidiary Progress Bank & Trust, operates banking centers in Alabama and Florida. Progress Bank & Trust is a full-service commercial bank that offers a variety of deposit, lending, mortgage and wealth management products and services to business and consumer customers. As of March 31, 2022, Progress Financial Corporation had total assets of $1.9 billion, total loans of $1.3 billion and total deposits of $1.7 billion. For additional information, locations and hours of operation, please visit www.myprogressbank.com.

Caution About Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected accretive value of the Merger to United’s earnings, the expected timing of the closing of the Merger, and certain second quarter earnings results. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

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Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or may take longer than anticipated to be realized, (2) disruption from the Merger of customer, supplier, employee or other business partner relationships, (3) the occurrence of any event, change or other circumstances that could give rise to a delay in closing the Merger or the termination of the merger agreement, (4) the failure to obtain the necessary approval by the shareholders of Progress, (5) the possibility that the costs, fees, expenses and charges related to the Merger may be greater than anticipated, (6) the ability of United to obtain required governmental approvals of the Merger, (7) reputational risk and the reaction of the companies’ customers, suppliers, employees or other business partners to the Merger, (8) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the Merger, (9) the risks relating to the integration of Progress’s operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (10) the risk of potential litigation or regulatory action related to the Merger, (11) the risks associated with United’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) the dilution caused by United’s issuance of additional shares of its common stock in the Merger, and (14) general competitive, economic, political and market conditions. Further information regarding additional factors which could affect the forward-looking statements contained in this press release can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10-K for the year ended December 31, 2021, and other documents subsequently filed by United with the SEC.

Many of these factors are beyond United’s and Progress’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and neither United nor Progress undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for United or Progress to predict their occurrence or how they will affect United or Progress.

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United and Progress qualify all forward-looking statements by these cautionary statements.

IMPORTANT Information FOR SHAREHOLDERS AND INVESTORS

In connection with the Merger, United intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Progress to be sent to Progress’s shareholders seeking their approval of the merger agreement. The registration statement also will contain the prospectus of United to register the shares of United common stock to be issued in connection with the Merger. INVESTORS AND SHAREHOLDERS OF PROGRESS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE A PART OF THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY UNITED OR PROGRESS WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT AND THOSE OTHER DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UNITED, PROGRESS AND THE MERGER.

The registration statement and other documents filed with the SEC may be obtained for free at the SEC’s website (www.sec.gov). You will also be able to obtain these documents, free of charge, from United at the “Investor Relations” section of United’s website at www.ucbi.com or from Progress at the “Investor Relations” section of Progress’s website at www.myprogressbank.com. Copies of the definitive proxy statement/prospectus will also be made available, free of charge, by contacting United Community Banks, Inc., P.O. Box 398, Blairsville, GA 30514, Attn: Jefferson Harralson, Telephone: (864) 240-6208, or Progress Financial Corporation, 201 Williams Avenue, SW, Huntsville, AL 35801, Attn: Dabsey Maxwell, Telephone: (256) 319-3641.

This communication is for informational purposes only and does not constitute an offer to sell, the solicitation of an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote or approval with respect to the Merger or otherwise.

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PARTICIPANTS IN THE TRANSACTION

Under the rules of the SEC, United and Progress, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Progress’ shareholders in favor of the approval of the merger agreement. Information about the directors and officers of United and their ownership of United common stock can be found in United’s definitive proxy statement in connection with its 2022 annual meeting of shareholders, as filed with the SEC on March 25, 2022, and other documents subsequently filed by United with the SEC. Additional information regarding the interests of these participants will also be included in the proxy statement/prospectus pertaining to the transaction if and when it becomes available. Free copies of this document may be obtained as described above.

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